Vanguard Funds

Supplement Dated January 2, 2019 to the Statement of Additional Information

The boards of trustees of the Vanguard funds (the “board”) have elected Mortimer J. Buckley as chairman of the board, effective January 1, 2019.

Effective December 31, 2018, F. William McNabb III retired as chairman of the board and trustee of the Vanguard funds.
Also effective December 31, 2018, JoAnn Heffernan Heisen retired as trustee of the Vanguard funds.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

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